PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2011
PROPERTY AND EQUIPMENT, NET
PROPERTY AND EQUIPMENT, NET

8. PROPERTY AND EQUIPMENT, NET

        Property and equipment, net, consisted of the following (in RMB thousands):

	December 31,
	2010	2011
Computers and software	35,954	42,586
Furniture, fixtures and equipment	27,228	28,729
Vehicles	6,928	6,928
Leasehold improvements	58,242	51,271

	128,352	129,514
Less: accumulated depreciation and amortization	(50,022)	(67,001)

Property and equipment, net	78,330	62,513

        For the years ended December 31, 2009, 2010 and 2011, depreciation and amortization expenses for property and equipment amounted to RMB16.0million, RMB20.9 million, and RMB29.9 million, respectively.

        The Group assessed the recoverability of the property and equipment by comparing the carrying value of the property and equipment to the estimated undiscounted future cash flows expected to result from the use of the assets and their eventual disposition. Where the fair value is lower than the carrying value, an impairment loss is recognized in the statements of operations for the difference between the fair value, using the expected future discounted cash flows, and the carrying value of the assets. No impairment of long-lived assets was recognized for the years ended December 31, 2009, 2010 and 2011.